SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) November 10, 1998
                                                       -----------------

           PaineWebber Income Properties Seven Limited Partnership
           -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       0-15037                      04-2870345
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                  (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   Concourse Retail Plaza - West Palm Beach, Florida

   Disposition Date - November 10, 1998

      On November 10, 1998, West Palm Beach Concourse Associates, a joint venture in which the Partnership has an interest, sold its operating investment property, The Concourse Retail Plaza, located in West Palm Beach, Florida, to an unrelated party for $2 million. The sale generated net proceeds of approximately $225,000, after the assumption of the outstanding first mortgage loan of approximately $1,539,000, accrued interest of approximately $4,000, net closing proration adjustments of approximately $2,000 and closing costs of approximately $230,000. The Partnership received 100% of the net proceeds in accordance with the terms of the joint venture agreement. The mortgage loan, which was assumable, contains a prohibition on prepayment through January 10, 2000. As a result, any sale transaction completed prior to such date had to involve an assumption of this mortgage loan which carries an interest rate of 11.12% per annum. The sale price was discounted to reflect this above-market interest rate. Nonetheless, the Managing General Partner believed that a current sale was in the best interests of the Limited Partners. The Partnership is expected to make a special distribution of the net proceeds from the sale of The Concourse to the Limited Partners by December 15, 1998.

      As previously reported, the Partnership had reviewed its options for The Concourse Retail Plaza and determined that it was the appropriate time to market the property for sale. For the past four years, 80% of the Plaza's 30,473 square feet has been leased to four restaurant operators which have performed poorly. One of these restaurant tenants is currently paying rent on space that was vacated in 1996 under a lease that can be terminated in July 1999. Two other of these restaurant tenants closed their operations at the property during the quarter ended September 30, 1998 as a result of poor sales. One of the options reviewed for the property was the development of a leasing plan that would put an emphasis on a greater mixture of office and retail uses. This would have involved the likely conversion of one of the larger restaurant out parcel buildings into professional/service office space. Another option was to market the property for sale currently, with the net proceeds from any such potential sale transaction being carefully evaluated in comparison to the risks of holding the property and completing the conversion. The Partnership decided on the second option and began marketing the property for sale. During the second quarter of fiscal 1998, the Partnership initiated discussions with area real estate firms concerning potential marketing strategies for selling The Concourse and solicited marketing proposals from several of these firms. After reviewing their respective proposals and conducting interviews to determine their expertise and track record in selling properties similar to The Concourse, the Partnership selected a Florida-based firm. During the third quarter, a marketing package was finalized and comprehensive

                                    FORM 8-K

                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP



sale efforts began in early May. On August 14, 1998, a purchase and sale agreement was signed with an unrelated third party and the closing of this transaction was completed as described above.

      On November 17, 1998, the Partnership completed the sale of another property, the Colony Square Shopping Center, which will be reported in a separate Current Report on Form 8-K by December 2, 1998. The Partnership is currently working on the potential sale of its final investment property and expects to complete a formal liquidation by the end of the first quarter of calendar 1999. There are no assurances, however, that the sale of the final asset and the liquidation of the Partnership will be completed within this time frame.


ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Purchase and Sale Agreement by and between West Palm Beach Concourse Associates and Susi Enterprises, Inc., dated August 14, 1998.

      (2) First Amendment to Purchase and Sale Agreement between West Palm Beach Concourse Associates and Susi Enterprises, Inc., dated October 9, 1998.

      (3)   Second  Amendment to Purchase and Sale  Agreement  between West Palm
            Beach  Concourse  Associates  and  Susi  Enterprises,   Inc.,  dated
            November 3, 1998.

      (4)   Third  Amendment  to Purchase and Sale  Agreement  between West Palm
            Beach  Concourse  Associates  and  Susi  Enterprises,   Inc.,  dated
            November 6, 1998.

      (5) Special Warranty Deed between West Palm Beach Concourse Associates and WPB Concourse Plaza, L.C., dated November 10, 1998.

      (6) Assignment and Assumption of Leases and Tenant Deposits between West Palm Beach Concourse Associates and WPB Concourse Plaza, L.C., dated November 10, 1998.

                                    FORM 8-K

                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP


      (7) Assignment and Assumption of Property Contracts between West Palm Beach Concourse Associates and WPB Concourse Plaza, L.C., dated November 10, 1998.

      (8) Bill of Sale by West Palm Beach Concourse Associates in favor of WPB Concourse Plaza, L.C., dated November 10, 1998.

      (9) Closing Statement between West Palm Beach Concourse Associates and WPB Concourse Plaza, L.C. dated November 9, 1998.

                                    FORM 8-K

                                 CURRENT REPORT

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           PAINEWEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP
           -------------------------------------------------------
                                  (Registrant)


                              By:  Seventh Income Properties Fund, Inc.


                            By: /s/ Walter V. Arnold
                                --------------------
                                Walter V. Arnold
                                Chief Financial Officer and
                                Senior Vice President







Date:  November 23, 1998

                           PURCHASE AND SALE AGREEMENT
                                 BY AND BETWEEN
                 WEST PALM BEACH CONCOURSE ASSOCIATES ("SELLER")
                                       AND
                        SUSI ENTERPRISES, INC. ("BUYER")

                                TABLE OF CONTENTS

                                                                        Page

ARTICLE 1   DEFINITIONS..................................................1

ARTICLE 2   PURCHASE AND SALE............................................5

ARTICLE 3   PURCHASE PRICE; DEPOSIT; ADJUSTMENTS.........................5

ARTICLE 4   PRECLOSING OPERATION.........................................8

ARTICLE 5   ACCESS, INSPECTION, DILIGENCE................................9

ARTICLE 6   TITLE AND SURVEY............................................13

ARTICLE 7   CONDITIONS PRECEDENT AND CLOSING............................15

ARTICLE 8   CASUALTY AND CONDEMNATION...................................19

ARTICLE 9   BROKERAGE COMMISSIONS.......................................20

ARTICLE 10  DEFAULT, TERMINATION AND REMEDIES...........................20

ARTICLE 11  REPRESENTATIONS AND WARRANTIES..............................21

ARTICLE 12  MISCELLANEOUS...............................................24

ARTICLE 13  IRS FORM 1099-S DESIGNATION.................................27

ARTICLE 14  STATE REQUIREMENTS..........................................28

EXHIBIT A   The Land
EXHIBIT B   Form of Tenant  Estoppel  Certificate
EXHIBIT C   Property  Contracts
EXHIBIT D   Form of Earnest Money Escrow Instructions
EXHIBIT E   Rent Roll
EXHIBIT F   Form of Escrow Closing  Instructions
EXHIBIT G   List of Loan Documents
SCHEDULE D  1099 Designation Agreement

                             Purchase and Sale Agreement


      This Purchase and Sale Agreement (this "Agreement") is entered into as of the 14th day of August, 1998 by and between Seller and Buyer, upon the following terms and conditions:


                                    ARTICLE 1
                                   DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:

Agreement:              See introductory paragraph.
----------

Application Fee:        See Section 6.4.3.
----------------

Assignment of
Contracts:              See Section 7.4.4.
----------

Assignment of Leases:   See Section 7.4.3.
--------------------

Buyer:                  Susi Enterprises, Inc., a Florida corporation.
-----

Cash Balance:           See Section 3.2.2.
------------

Closing:                See Section 7.3.
-------

Closing Date:           See Section 7.3.
------------

Deposit:                See Section 3.1.
-------

Designee:               See Article 13.
--------

Diligence Date:         See Section 5.2.
--------------

Documents:              all books, records, plans, studies, site analyses,
---------               certificates of occupancy, property tax information,
                        permits, existing title insurance policies, existing surveys, existing zoning analyses, existing engineering reports, existing code compliance reports, building specifications, Property Contracts, Leases, agreements or other instruments or documents contained in Seller's files relating to the construction, operation and maintenance of the Property.

Eminent Domain Taking:  See Section 8.2.
---------------------

Environmental
Requirements:       All laws, ordinances, statutes, codes, rules, regulations,
------------        agreements, judgments, orders and decrees now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities or any other political subdivisions in which the Real Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Real Property, the Real Property or the use of the Real Property relating to pollution, the protection or regulation of human health, natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrow Agent:           See Section 3.1.
------------


Escrowed Amount:        See Section 3.1.
---------------

Existing Loan:          That certain loan in the original  principal  amount of
-------------           $1,750,000.00 from Lender to Seller, evidenced by the
                        Note and secured by the Mortgage and the Existing Loan
                        Documents.

Existing Loan
Documents:              That certain Promissory Note (the "Note") in the
----------              original principal amount of $1,750,000.00, dated as of
                        January 10, 1995 made by Seller in favor of Lender
                        secured by:  (y) that certain Mortgage and Security
                        Agreement (the "Mortgage") dated as of even date
                        therewith encumbering the RealProperty, and (z) any and
                        all other documents and  instruments evidencing,
                        security or relating to the Existing Loan from Lender
                        to Seller executed in connection therewith,
                        listed on Exhibit G attached hereto and incorporated
                        herein by reference.

Hazardous
Substances:       Any  substance  which  is or  contains:  (i)  any
-----------       "hazardous  substance" as now or hereafter  defined in Section
                  101(14)   of   the   Comprehensive   Environmental   Response,
                  Compensation, and Liability Act of 1980, as amended (42 U.S.C.
                  Section  9601 et seq.) or any  regulations  promulgated  under
                  CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the  Recourse  Conservation  and  Recovery  Act (42  U.S.C.
                  Section 6901 et seq.) or regulations  promulgated  under RCRA;
                  (iii) any substance  regulated by the Toxic Substances Control
                  Act (15 U.S.C.  Section 2601 et. seq.); (iv) gasoline,  diesel
                  fuel  or  other  petroleum  hydrocarbons;   (v)  asbestos  and
                  asbestos containing materials, in any form, whether friable or nonfriable; (vi) polychlorinated biphenyls; (vii) radon gas;
                  and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or the common law, or any other applicable law related to the Property. Hazardous
                  Materials shall include, without limitation, any substance, the presence of which on the Real Property: (A) requires reporting, investigation or remediation under Environmental
                  Requirements; (B) causes or threatens to cause a nuisance on the Real Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Real Property or adjacent property; or (C) if emanated or migrated from the Real Property, could constitute a trespass.

Improvements:     All buildings, structures and other improvements situated
------------      upon the Land and all fixtures, systems and facilities owned by Seller and located on the Land.

Intangible
Property:         All of Seller's right, title and interest,  if any,
--------          in all intangible  assets of any nature  relating to the Land, the Improvements or the Personal Property, including, without limitation, all of Seller's right, title and interest in all
                  (i) warranties and guaranties relating to the Improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property,
                  (iii) all logos and trade names currently used by Seller exclusively in the operation of the Land and Improvements, including the use of the name Concourse Shopping Plaza, and
                  (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

IRS:              See Article 13.
---

Land:             All of the land described on Exhibit A attached hereto,
----              together with all privileges, rights, easements, and
                  appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:           All of Seller's rights in all leases and other occupancy
-------           agreements covering any portion of the Land or Improvements.

Lender:           Column Financial, Inc., a Delaware corporation.
------

Loan Principal
Balance:          See Section 3.2.1.
--------

Permitted
Exceptions:       See Section 6.1.
----------

Personal
Property:         All of the Seller's right,  title and interest,  if
--------          any, in and to all personal  property  owned by Seller located at the Real Property, including all furniture, carpeting, appliances, equipment, machinery, inventories, supplies, signs and other tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, but specifically excluding (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:         The Real Property, the Personal Property, the Leases, the
--------          Tenant Deposits, the Intangible Property and the Property
                  Contracts known as Concourse Shopping Plaza, located at West
                  Palm Beach, Florida.

Property
Contracts:        All of Seller's  rights,  if any, in the contracts
---------         listed on Exhibit C attached hereto, being all service, supply
                  and  equipment  rental,  management,   operating  and  leasing
                  contracts  affecting  the  Property,  to the  extent  that (i)
                  Seller is  entitled to  transfer  the same to Buyer,  and (ii)
                  Buyer does not elect to have Seller terminate them in accordance with Section 4.3 below.

Purchase Price:   $2,000,000.00.
--------------

Real Property:    The Land and the Improvements.
-------------

Rent Roll:        See Section 4.1.
---------

Seller:           West Palm Beach Concourse Associates, a Florida general
-------           partnership.

Survey:           See Section 6.1.
-------

Tenant Deposits:  Seller's rights to unapplied security deposits under the
---------------   Leases.

Title Commitment: See Section 6.1.
----------------

Title Company:    First American Title Insurance Company.
-------------

Title Objections: See Section 6.1.
----------------


                                    ARTICLE 2
                                PURCHASE AND SALE

      2.1 In consideration of the undertakings and mutual covenants of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy and pay the Purchase Price for the Property on the terms and conditions contained herein.


                                    ARTICLE 3
                      PURCHASE PRICE; DEPOSIT; ADJUSTMENTS

      3.1 Deposit. Contemporaneously with the execution and delivery of this Agreement (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit immediately available funds with the Title Company (hereinafter the "Escrow Agent") the sum of ONE HUNDRED THOUSAND AND 00/100 ($100,000.00) Dollars (the "Deposit") to secure Buyer's obligations under this Agreement. The Escrow Agent shall hold the Deposit in a segregated interest bearing money market account with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit and all interest accrued on the Deposit (collectively, the "Escrowed Amount") shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit
D. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs, as provided in Section 3.2.3 below.

      3.2 Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in the following manner:

            3.2.1 Buyer shall assume, subject to Section 7.1 hereof, the payment of the existing principal balance of the Existing Loan as of the Closing Date (the "Loan Principal Balance"), and the payment of interest accruing thereon from and after the Closing Date and shall agree to perform, assume and observe all obligations of the Seller under the Existing Loan Documents evidencing, relating to or securing the Existing Loan.

            3.2.2 Buyer shall pay to Seller in United States dollars by wire transfer of federal funds, the Purchase Price less the Loan Principal Balance (the "Cash Balance").

            3.2.3 The Escrowed Amount shall be applied towards the Cash Balance.

      3.3 Tax Proration. All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date, unless such items are paid directly by tenants to the applicable taxing authority, in which case no adjustment or proration shall be made for the items paid directly by the tenants. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date, provided that there shall be no further adjustment to be made after the Closing Date. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property for all tax periods occurring prior to the applicable tax period in which the Closing occurs shall be retained by and paid exclusively to Seller. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent shall not be unreasonably withheld, conditioned or delayed. After the Closing, Buyer shall be responsible for and control any tax protests or proceedings for any period for which taxes are adjusted between the parties under this Agreement and for any later period. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other.

      3.4 Contract Proration. To the extent Property Contracts are not terminated pursuant to Section 4.3, prepaid or past due amounts under any Property Contracts which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.5 Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.6 Income and Expense Proration. Collected rents for the then current period; security deposits which have not been previously applied by Seller; prepaid rentals; collected or prepaid common area maintenance charges; collected or prepaid promotional charges; collected or prepaid service charges; collected or prepaid tax charges, and all other collected or prepaid incidental expenses and charges paid by tenants shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits to tenants in accordance with the Leases and applicable law. Seller shall be entitled to retain and/or receive a credit for any utility deposits and any deposits for third parties under any of the Property Contracts. Seller shall receive a credit for the full amount of any escrows or reserves held by or on behalf of Lender.

            3.6.1 All rentals and other tenant charges payable in arrears and uncollected and all other uncollected rents (including, but not limited to, percentage rents, common area maintenance charges and real estate tax charge annual adjustments thereto) for the current and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned (if and when collected by either party); provided, however, that Buyer shall proceed in a commercially reasonable manner consistent with Buyer's customary practice for tenants owing past due rent to it to collect such uncollected rents from existing tenants listed on the Rent Roll (as hereinafter defined); provided that Buyer shall not be obligated to commence suit against any tenant and Buyer shall first apply rents subsequently received to rent due and owing for rental periods accruing after the Closing Date. Buyer shall not settle or release (i) tenants from any obligations for such uncollected rents or (ii) rights under any claims listed in Section 3.6.2 below, in each case, without Seller's prior written approval. Buyer shall provide Seller with written evidence of its collection efforts, such evidence shall include, but not be limited to providing copies of letters and invoices to tenants, copies of reports regarding follow-up efforts and cash receipts and aged delinquency reports. Buyer shall provide such written evidence of its collection efforts within fifteen (15) days of demand therefor provided that Seller may request such evidence no more than on a quarterly basis. Seller shall agree not to commence suit against tenants listed on the Rent Roll for obligations owed to it.

            3.6.2 Seller shall retain all rights to all refunds, receivables, past due rent and claims, including, but not limited to, termination fees or damages from all former tenants or occupants of the Property which are not listed on the Rent Roll, causes of action and rights of reimbursement from third parties, bonds, accounts receivable and any other claims for payments Seller may have to the extent arising or relating to the period prior to the Closing.

            3.6.3 In the event, on the Closing Date, the precise figures necessary for any of the foregoing adjustments are not capable of determination, then, at Buyer's option, those adjustments shall be made either (i) on the basis of good faith estimates of Seller and Buyer using currently available information, and final adjustments shall be made promptly after precise figures are determined or available or (ii) when all information for all final adjustments are determined or available.

      3.7 Prorations Generally. A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than two (2) business days prior to the Closing Date. For purposes of making prorations, Seller shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the Closing Date.

      3.8   Closing Costs.

            3.8.1 Seller shall pay (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby; (ii) 50% of the escrow fees of the Escrow Agent; (iii) all costs associated with title examination and preparation of a title commitment as well as all charges and premiums for an owner's title policy, (iv) all costs allocable to preparation of the Survey provided by Seller to Buyer pursuant to Section
      6.1 hereof; all state, county or other taxes associates with the transfer of the property; and (v) 50% of fees and costs charged by the Lender relating to the assignment and assumption of the Existing Loan (including, but not limited to application fee, the assumption fee and legal costs, but excluding title premiums as described in Section 3.8.2(v), below).

            3.8.2 Buyer shall pay: (i) 50% of the escrow fees of the Escrow Agent; (ii) charges to record the deed, and evidence of Buyer's existence or authority; (iii) Buyer's legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby; (iv) all costs related to the Buyer's inspection and due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports ordered by Buyer; (v) all charges and premiums for a new lender's title policy or any required endorsements to the Lender's existing policy; (vi) all costs allocable to any changes requested by Buyer to the Survey provided by Seller to Buyer pursuant to Section 6.1 hereof; (vii) 50 % of all fees and costs charged by Lender relating to the assignment and assumption of the Existing Loan (including, but not limited to application fee, the assumption fee and legal costs); and (viii) all state, county or other taxes associated with the assumption of the Existing Loan Documents.

            3.8.3 All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.

      3.9   The provisions of this Article 3 shall survive the Closing.


                                    ARTICLE 4
                              PRECLOSING OPERATION

      4.1 Leases. A rent roll (the "Rent Roll") containing a list of all occupants of the Property pursuant to the Leases as of the date hereof is attached hereto as Exhibit E. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Seller's existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent and (ii) on the Seller's current standard form of lease; provided Seller obtains Buyer's prior written consent to any Leases, which consent Buyer agrees shall not be unreasonably withheld. Buyer's consent shall deemed to have been granted if Buyer has not responded within five (5) Business Days following the submission of a proposed Lease to Buyer for approval.

      4.2 Conduct of Business. At all times prior to Closing, Seller shall continue (a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted.

      4.3 Property Contracts. Seller shall make copies of all Property Contracts available for Buyer to review promptly after the date hereof. On or before the Diligence Date, unless Buyer has provided written notice to Seller of Buyer's election to terminate this Agreement, Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller, and Seller will terminate the Property Contracts so identified at or before Closing. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Buyer has notified Seller to terminate. Notwithstanding the foregoing, Seller's existing management contract and exclusive brokerage contract for the Property shall be terminated by Seller effective as of the Closing Date.

      4.4 Tenant Estoppels. Seller shall use commercially reasonable efforts to obtain tenant estoppel certificates, from all tenants currently occupying their space under the Lease in the form required under such Leases, or if no form is so required, in the form attached hereto as Exhibit B. Seller shall not be obligated to expend more than nominal funds or commence litigation in pursuit of such estoppel certificates and receipt of such estoppel certificates shall not be a condition precedent to Closing.


                                    ARTICLE 5
                          ACCESS, INSPECTION, DILIGENCE

      5.1 Access/Purchaser's Responsibilities/Purchaser's Indemnity.

            5.1.1 From the date hereof through the Diligence Date (hereinafter defined), Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property during normal business hours upon advance written notice to Seller and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing without Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Seller's prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection or testing. Seller also agrees to make all Documents available to Buyer or Buyer's agents during normal business hours for review and copying at Buyer's expense upon advance written notice to Seller from the date hereof through the Diligence Date.

            5.1.2 Buyer agrees that in conducting any inspections, investigations or tests of the Property and/or the Documents, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property, (ii) not unreasonably disturb the tenants under the Leases or unreasonably interfere with their use of the Property pursuant to their respective Leases, (iii) not damage any part of the Property or any personal property owned or held by any tenant or third party, (iv) not injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant or their guests or invitees, (v) maintain comprehensive general liability insurance in terms and amounts reasonably acceptable to Seller covering any accident arising in connection with the presence of Buyer, its agents and representatives on the Property, and deliver a certificate of insurance verifying such coverage to Seller prior to entry upon the Property; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyer's rights hereunder, (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property and the Documents to anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.4 herein.

            5.1.3 Buyer will indemnify, defend, and hold Seller and its property manager harmless from all losses, costs, liens, claims, causes of action, liability, damages and out-of pocket expenses, including, without limitation, reasonable attorneys' fees incurred by Seller as a result of the entry upon or inspections, tests or investigations of the Property conducted by or on behalf of Buyer. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.

            5.1.4 Buyer acknowledges and agrees that the Documents are provided to Buyer for informational purposes only and do not constitute representations or warranties of Seller or its agents, employees or representatives of any kind as to the truth, accuracy or completeness of the Documents or the source(s) thereof. Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents, and is providing the Documents solely as an accommodation to Buyer.

      5.2 Diligence. Subject to Section 5.1, above, Buyer shall promptly commence and actively pursue the following due diligence items:

            5.2.1 Review title and survey matters;

            5.2.2 Review Property Contracts;

            5.2.3 Obtain and review engineering reports;

            5.2.4 Obtain and review environmental reports on oil, hazardous waste, and asbestos;

            5.2.5 Review applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents;

            5.2.6 Review all Leases affecting the Property; and

            5.2.7 Review the Existing Loan Documents.

      Buyer shall complete its due diligence on or before September 15, 1998 (the "Diligence Date"). Notwithstanding any other term or provision herein to the contrary, in the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer, in Buyer's sole discretion, Buyer may elect, by written notice to Seller, received by Seller on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrow Agent shall return the Escrowed Amount to the Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer fails to terminate this Agreement pursuant to this Section, the Escrowed Amount shall become nonrefundable and shall only be distributed as specifically provided herein. BUYER ACKNOWLEDGES THAT, PURSUANT TO THE TERMS OF THIS AGREEMENT, BUYER SHALL BE AFFORDED A FULL OPPORTUNITY TO INSPECT THE PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS AND CONDUCT SUCH INVESTIGATIONS AND STUDIES ON AND OF SAID PROPERTY AS IT DEEMS NECESSARY AND THAT, UNLESS BUYER TERMINATES THIS AGREEMENT PURSUANT TO THIS SECTION 5.2 BUYER SHALL BE DEEMED TO HAVE WAIVED ON THE DILIGENCE DATE ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING BUT NOT LIMITED TO, CERCLA AND RCRA) PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING, WITHOUT LIMITATION, STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS SUBSTANCES ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. BUYER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS SUBSTANCES OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

      5.3   Copies of Reports/Return of Documents.

            5.3.1 As additional consideration for the transaction contemplated herein, Buyer shall promptly deliver to Seller copies of any and all reports, tests or studies involving structural or geologic conditions, environmental, hazardous waste or Hazardous Substances contamination of the Property and all other materials obtained in connection with Buyer's diligence, provided, however, that Buyer shall have no obligation to cause any such tests or studies to be performed on the Property. If such reports, tests or studies indicate the existence or reasonable potential existence of any environmental, hazardous waste or Hazardous Substance contamination of any portion of the Property, Seller may terminate this Agreement by giving written notice to Buyer within ten (10) business days after Buyer provides Seller with copies of such reports, tests or studies. Upon such termination, in accordance with paragraphs (b) and (c) below, the Escrowed Amount shall be promptly returned to Buyer and neither Buyer nor Seller shall have any further obligation or liability to the other hereunder, except those obligations arising under provisions of this Agreement which are expressly intended to survive termination.

            5.3.2 If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all Documents delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement.

            5.3.3 The return of the Escrowed Amount to Buyer under this Agreement shall be contingent upon Buyer's fulfillment of its obligations under Section 5.3.1 and 5.3.2.

      5.4 Confidentiality. Buyer acknowledges and agrees that any and all of the Documents are proprietary and confidential in nature and will be delivered to Buyer solely to assist Buyer in determining the feasibility of purchasing the Property. Further, each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Buyer shall not disclose to anyone other than its partners and financiers the Documents and/or any information disclosed by Seller to Buyer which is not generally known by the public regarding Seller's operations and/or the Property. Each party hereto may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but shall terminate upon the Closing. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      5.5 Buyer's Acknowledgment. BUYER ACKNOWLEDGES THAT AS OF THE DILIGENCE DATE IT HAS HAD AN OPPORTUNITY TO CONDUCT DILIGENCE ON THE PROPERTY AND IS ACQUIRING THE PROPERTY IN ITS CURRENT CONDITION BASED ON ITS DILIGENCE. BUYER FURTHER ACKNOWLEDGES THAT NEITHER SELLER NOR ITS EMPLOYEES, AGENTS OR REPRESENTATIVES HAVE MADE ANY REPRESENTATION OR WARRANTY AS TO THE CONDITION OF THE PROPERTY OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS ON, IN, UNDER OR WITHIN THE PROPERTY OR A PORTION THEREOF WHICH SURVIVE CLOSING HEREUNDER. THE BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY THE SELLER TO THE BUYER "AS IS," "WITH ALL FAULTS," AND SUBSTANTIALLY IN ITS CURRENT CONDITION. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED HEREIN, NEITHER THE SELLER NOR ANY AGENT, EMPLOYEE OR OTHER
REPRESENTATIVE OF THE SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF THE SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND THE SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) OR INFORMATION SUPPLIED TO BUYER WITH RESPECT THERETO. FURTHER, THE SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. IN PARTICULAR, THE BUYER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED TO BUYER BY SELLER WITH RESPECT TO THE PROPERTY UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION THE BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM THE SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES) IS DELIVERED TO THE BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS, AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY (EXCEPT AS EXPRESSLY PROVIDED HEREIN); AND THAT THE BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE CLOSING.

      5.6 Buyer's Release of Seller. SELLER AND ITS PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE CONDITION (INCLUDING THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY BE IN THE FUTURE DETERMINED TO BE TOXIC, HAZARDOUS, UNDESIRABLE OR SUBJECT TO REGULATION AND THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES), VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER.


                                    ARTICLE 6
                                TITLE AND SURVEY

      6.1 Title and Survey. Promptly following the execution of this Agreement, Seller shall provide Buyer:

            6.1.1 An update of Seller's survey (the "Survey"); and

            6.1.2 A commitment for an ALTA Owner's Policy of Title Insurance from the Escrow Agent (the "Title Commitment").

      If the Survey or matters listed as exceptions in the Title Commitment are not satisfactory to Buyer, Buyer shall, before the Diligence Date, provide Seller with written notice of such objections (the "Title Objections"). Seller, at its sole cost and expense shall have the right, but not the obligation, to cure or remove any Title Objections and shall give Buyer written notice on or prior to the Diligence Date, identifying those Title Objections, if any, that Seller agrees to use reasonable efforts to cure; provided, however, that Seller shall not be obligated to incur any costs or expenses in excess of $10,000 in connection with any such cure undertaken by Seller. If there are Title
Objections which Seller is unable or unwilling to cure by the Diligence Date, Buyer may terminate this Agreement as provided in Section 5.2, above or waive such objections which Seller is not willing or able to cure and proceed to closing. Those exceptions or title deficiencies which (i) Buyer does not object to pursuant to this Section 6.1 or (ii) are waived because Seller is unwilling or unable to cure shall be the "Permitted Exceptions."

      6.2 Deed. On the Closing Date, Seller shall convey by good and sufficient special warranty deed to Buyer good and clear record and marketable fee simple title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

            6.2.1 All Leases;

            6.2.2 All zoning, building and other laws applicable to the Property;

            6.2.3 All matters which arise after the Diligence Date which are agreed upon or consented to by Buyer;

            6.2.4 The Existing Loan Documents;

            6.2.5 The lien, if any, for real estate taxes for current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            6.2.6 All matters of public record as of the effective date of the Title Commitment;

            6.2.7 The Permitted Exceptions;

            6.2.8 Any matters shown on the Survey; and

            6.2.9 All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      6.3 Lease Assignment. At the Closing, Seller shall assign the Leases to Buyer and Buyer shall assume Seller's obligations thereunder and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

      6.4   Existing Loan.

            6.4.1 The obligations of Seller under this Agreement are contingent and conditioned upon the following:

                  i. Lender's approval of the assignment to Buyer of the Existing Loan; and

                  ii. Receipt by Seller from Lender at Closing of a release of all of its obligations as borrower under the Loan Documents, including, without limitation, a release by Lender of Seller from its obligations under the Hazardous Substances Indemnity Agreement listed on Exhibit G.

            6.4.2 On or before the date hereof, Seller shall provide Buyer with a true, correct and complete copy of all Loan Documents executed in connection with the Existing Loan, which documents are listed on Exhibit G attached hereto.

            6.4.3 Subject to Section 3.8 above, Seller shall advance any fees or costs required by Lender prior to the Closing for applying for Lender's consent to the assumption of the Existing Loan. Buyer and Seller agree to diligently pursue such application until Lender grants its approval of the assignment and assumption of the Existing Loan to Buyer, including, but not limited to, timely submission of all materials requested by Lender and/or those documents required to be submitted to Lender pursuant to the applicable provisions of the Loan Documents.

            6.4.4 Buyer and Seller agree to cooperate with Buyer's efforts to obtain Lender's consent. Subject to the other provisions of this Agreement, Buyer and Seller each agree to execute and deliver any and all documents or instruments or take such other action as may be necessary or proper to effectuate, confirm, perform or carry out the assignment and assumption of the Existing Loan.


                                    ARTICLE 7
                        CONDITIONS PRECEDENT AND CLOSING

      7.1 Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            7.1.1 Seller performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing;

            7.1.2 Satisfaction in full of the requirements of Section 6.4 with respect to the Existing Loan;

            7.1.3 The form of the loan assumption documents being satisfactory to Buyer in its sole, but reasonable discretion. There shall be no change in the non-recourse nature of the Loan.

      Notwithstanding the foregoing, if the conditions set forth in Sections 7.1.1-7.1.3 or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Seller shall have the right (in its sole discretion), exercisable by written notice to Buyer at or before the Closing, to extend the Closing Date for a period of up to forty-five (45) days to provide additional time for the fulfillment of such conditions. Upon any such extension, the term "Closing Date" as used herein shall mean the date set forth in such written notice from Seller. If Buyer's conditions as set forth in this Section 7.1 have not been met as of the Closing Date (as the same may be extended as aforesaid) then Buyer shall have the right to terminate this Agreement by written notice to Seller, and upon receipt of such notice Seller shall direct the Escrow Agent to return the Escrowed Amount to Buyer and this Agreement shall thereupon terminate and be of no further force or effect.

      7.2 Seller's Conditions Precedent. In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            7.2.1 Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein);.

            7.2.2 On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

            7.2.3 Satisfaction of the requirements of Section 6.4 with respect to the Existing Loan.

            7.2.4 The release by Lender of Seller from any and all obligations and liability under the Existing Loan Documents and the form of the assumption and release documents being satisfactory to Seller in its sole, but reasonable discretion.

      7.3 Closing Date. Subject to Seller's right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur through an escrow closing arrangement on date that is thirty days from the Diligence Date (the "Closing Date") through the escrow closing arrangements substantially as set forth in the Form of Escrow Closing Instructions attached hereto as Exhibit F. It is agreed that time is of the essence in this Agreement.

      7.4 Closing Deliveries. On the Closing Date, Seller shall deliver or cause to be delivered:

            7.4.1 A duly executed and acknowledged special warranty deed conveying the Land and the Improvements to Buyer;

            7.4.2 A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer;

            7.4.3 A duly executed assignment and assumption of the Leases and Tenant Deposits (the "Assignment of Leases");

            7.4.4  A  duly  executed   assignment  and  assumption  of  Property
      Contracts being assumed (the "Assignment of Contracts");

            7.4.5 A certificate or certificates of non-foreign status from Seller;

            7.4.6 Customary affidavits sufficient for the Escrow Agent to delete any exceptions for mechanic's or materialmen's liens and parties in possession from Buyer's title policy and such other affidavits relating to such title policy as the Escrow Agent may reasonably request;

            7.4.7 An updated Rent Roll (including a list of all delinquent and prepaid rents) certified by the Seller as true and correct as of the Closing Date;

            7.4.8 Such other instruments as Buyer, Lender or the Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            7.4.9 A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted;

            7.4.10 Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            7.4.11 Originals, or where unavailable, copies of all Property Contracts, Leases (with all amendments and modifications thereto), operating information, permits, warranties and financial information about the Property in Seller's possession or control relating to the Property;

            7.4.12 All keys to all locks on the Property and similar items, to the extent in Seller's possession; and

            7.4.13 The following documents with respect to the assignment and assumption of the Existing Loan:

                  (i)   Assignment and Assumption of the Mortgage;

                  (ii)  Assignment of Assignment of Leases and Rents;

                  (iii) UCC-3 Assignments of Financing Statements; and

                  (iv) Written  approval of Lender to the assignment to Buyer of the Existing Loan to Buyer.

      7.5 Buyer's Deliveries. On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            7.5.1 The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            7.5.2 Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyer's authority to purchase the Property;

            7.5.3 The Assignment of Leases;

            7.5.4 The Assignment of Contracts;

            7.5.5 Duly executed assumption agreement regarding the Existing Loan Documents and such other instruments as Lender may require in connection with and to evidence the assumption of the Existing Loan Documents by Buyer;

            7.5.6  Such  other   instruments  as  Seller  or  Escrow  Agent  may
      reasonably request to effectuate the transactions contemplated by this Agreement;

            7.5.7 A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            7.5.8 Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            7.5.9 Acknowledgment by Buyer of Buyer's receipt from Seller of the Tenant Deposits; and

            7.5.10 The following documents with respect to the assignment and assumption of the Existing Loan:

                  (i) Written approval of Lender to the assignment to Buyer of the Existing Loan;

                  (ii)  Assignment and Assumption of the Mortgage;

                  (iii) Assignment of Assignment of Leases and Rents;

                  (iv)  UCC-3 Assignments of Financing Statements; and

                  (v) Release of Seller's  obligations  under the Loan Documents
            (hereinafter defined), including, without limitation, a release of Seller from its obligations pursuant to the Environmental Indemnity Agreement executed in connection with the Existing Loan, all in forms reasonably satisfactory to Seller; and

                  (vi) Such other  documents as may be  reasonably  requested by
            Lender in connection with the assignment of the Existing Loan to Buyer and the assumption of the obligations under the Existing Loan.

            7.5.11  Executed  counterparts  of any  other  documents  listed  in
      Section 7.4 required to be signed by Buyer.

      7.6 Possession. Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to those items listed in Section 6.2 of this Agreement and rights arising under any Property Contracts not terminated by Buyer pursuant to Section 4.3. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.


                                    ARTICLE 8
                            CASUALTY AND CONDEMNATION

      8.1 Casualty. If the Improvements are materially damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            8.1.1 to purchase the Property in its then condition and pay the Purchase Price, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty, including but not limited to loss of rent coverage, and amounts equal to any of Seller's deductible limits, less any amounts reasonably expended by Seller for partial restoration; or

            8.1.2 if any portion of the Improvements suffers damage in excess of $100,000 from fire or any other casualty which Seller, in its sole option, elects not to repair, to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      8.2 Condemnation. If any substantial portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an "Eminent Domain Taking"), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) days from Seller's notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Escrow Agent shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination). If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed awards recovered or recoverable by Seller on account of such Eminent Domain Taking up to the amount of the Purchase Price, less any amounts reasonably expended by Seller in obtaining such award which are not reimbursable by the condemning authority.

                                    ARTICLE 9
                              BROKERAGE COMMISSIONS

      Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement other than RJS/Jackson Group (the "Broker"). Seller agrees to pay all commissions, payments and fees due to the Broker at the Closing. Buyer agrees to indemnify, defend and hold Seller harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorney's' fees) arising from any claims for brokerage or finder's fees, commissions or other similar fees in connection with the transaction covered by this Agreement insofar as such claims shall be based upon alleged arrangements or agreements made by Buyer or on Buyer's behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorney's' fees) arising from any claims for brokerage or finders' fees, commissions or other similar fees, including any claim made by the Broker, in connection with the transaction covered by this Agreement as such claims shall be based upon alleged arrangements or agreements made by Seller or on Seller's behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder.


                                   ARTICLE 10
                        DEFAULT, TERMINATION AND REMEDIES

      10.1 Seller's Default. In the event that Seller shall have failed in any material respect adverse to Buyer as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Seller on or before the Closing Date or Seller defaults in its obligation to close hereunder, Buyer, at Buyer's option, shall have the right to
(i) terminate this Agreement and receive the Escrowed Amount and reimbursement of actual costs incurred by Buyer in connection with its due diligence up to an amount of $25,000.00, whereupon this Agreement shall terminate without further recourse; or (ii) provided an action is filed within thirty (30) days after Buyer becomes aware of such failure, Buyer may seek specific performance of Seller's obligation to execute and deliver the conveyance documents required of it in this Agreement, but not damages. Buyer's failure to seek specific performance as aforesaid shall constitute its election to proceed under clause
(i) above. IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE.

      10.2 Buyer's Default. In the event that Buyer shall have failed in any material respect adverse to Seller as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, or if Buyer defaults in its obligation to close hereunder, Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Escrow Agent to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Seller's reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyer's default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer asserts any claims or rights to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property.


                                   ARTICLE 11
                         REPRESENTATIONS AND WARRANTIES

      11.1 Buyer's Representations and Warranties. Buyer represents and warrants to Seller that:

            11.1.1 Buyer is a corporation and has the power and authority to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. Buyer to the best of its knowledge, has the financial ability to pay the Purchase Price by (i) tendering the Cash Balance, and (ii) assuming the Existing Loan, and to perform the other covenants of Buyer set forth in this Agreement.

            11.1.2 Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's assets is bound;

            11.1.3  Buyer is not in any way affiliated with Seller;

            11.1.4 Except for the approval by Lender of Buyer's assumption of the Existing Loan as described in Section 6.4, no approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of Florida, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Agreement by Buyer.

            11.1.5 There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened, against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligations hereunder.

      As a condition precedent to Seller's obligation to close the purchase and sale transaction contemplated in this Agreement, Buyer's representations and warranties contained herein must remain and be true and correct as of the Closing Date. Prior to the Closing Date, Buyer shall notify Seller in writing of any facts, conditions or circumstances which render any of the representations and warranties set forth in this Section 11.1 in any way inaccurate, incomplete, incorrect or misleading.

      11.2  Seller's  Representations  and  Warranties.   Seller  is  a  general
partnership existing under the laws of the State of Florida.

            11.2.1 Seller has full right, power and authority and is duly authorized to enter into this Agreement, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Agreement and this Agreement constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

            11.2.2 A list of all notes, mortgages loan agreements and other financing documents relating to the Existing Loan is attached to this Agreement as Exhibit G. To Seller's knowledge, no default exists or is claimed to exist on the part of the borrower under the Existing Loan, and to Seller's knowledge, no event or condition exists which, with the giving of notice, passage of time or both could constitute such a default.

            11.2.3 Seller has directed its manager to deliver or to make available to Buyer (i) complete copies of all Leases and (ii) the Rent Roll.

            11.2.4 Seller has caused its property manager to deliver or to make available copies of all Property Contracts.

            11.2.5 Seller has not been served with notice of any actions, suits, or proceedings against or affecting the Seller or the Property that either
      (i) are not covered by applicable insurance or (ii) if determined adversely to Seller would materially affect the ownership or operation of the Property or Seller's ability to perform its obligations under this Agreement.

      Seller reserves the right to update the representations and warranties made by it herein. All of Seller's representations and warranties shall be deemed to be updated by information disclosed to or obtained by Purchaser in connection with its due diligence investigations.

      11.3 Seller; Seller's Knowledge. Whenever a representation is made to "Seller's knowledge", or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Rock M. D'Errico ("D'Errico"), without independent investigation or inquiry except for inquiry of Seller's property manager for the Property. D'Errico is the employee of a general partner of Seller who has had primary responsibility for the sale of the Property to Buyer. Notwithstanding the foregoing, if, prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      11.4 Property Conveyed "AS IS". (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND ITS PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (I) MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED (HEREINAFTER DEFINED) TO BE DELIVERED AT CLOSING), (II) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (IV) WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOLID REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF,
(XI) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES (HEREINAFTER DEFINED) IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY,
(XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THAT PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S OR ITS PROPERTY MANAGER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b) BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXPECT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER
REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS", WITH ALL FAULTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 11.4(b) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND
WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.


                                --------------
                                Buyer's Initials


                                   ARTICLE 12
                                  MISCELLANEOUS

      12.1 Successors and Assigns. Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing and so long as it will not affect the Lender's consent to or the timing of the Closing Buyer may elect to have a nominee entity accept title to the Property at Closing, provided that any such nominee must be an affiliated entity controlled by or under common control with Buyer, and Buyer shall give written notice of such nominee to Seller, together with any reasonable evidence of affiliation requested by Seller, a minimum of ten (10) days prior to Closing. No designation of a nominee to receive title shall release Buyer from its obligations under this Agreement.

      12.2 Notices. Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given when delivered or refused when sent by (i) hand during regular business hours or (ii) a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent. Any notice given by a party's counsel to the other party's counsel shall be deemed to be notice given to the other party.

      (1)   If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street - 15th Floor
            Boston, MA 02110
            Attn: Mr. Rock D'Errico

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attn: Melissa Fang, Esq./Andrew C. Sucoff

      (2) If to Buyer:

            Susi Enterprises, Inc.
            c/o Samuel Susi, Esq.
            551 N.W. 77th Street
            Suite 109
            Boca Raton, Florida 33487

      (3) If to the Escrow Agent:

            First American Title Insurance Company
            1 Financial Center
            Boston, MA 02111
            Attn: Mr. Harry Stoddard, National Counsel

      12.3 Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      12.4 Captions. The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      12.5 No Other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      12.6 Amendments. This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      12.7 Severability. If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      12.8 Applicable Law. This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      12.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      12.10 Time of the Essence. Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder falls on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      12.11 No Personal Liability. The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the partners of the Seller or of the officers, directors, shareholders, advisors or agents of Seller or Seller's partners or any of their successors.

      12.12 No Recordation. Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Purchaser without the prior written consent of Seller shall constitute a default hereunder by Buyer, whereupon this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon termination, the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      12.13 Waiver. The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      12.14 Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      12.15 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      12.16 Construction of Agreement. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      12.17 Further Instruments. Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      12.18 Buyer Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial, investment or other similar purpose and not for use as Buyer's residence.

      12.19 Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Seller's and Buyer's counsel and delivered to Buyer on or before five (5) days prior to the Closing Date, provided that the failure to timely deliver such documents shall not constitute a default by Seller hereunder.


                                   ARTICLE 13
                           IRS FORM 1099-S DESIGNATION

      13.1 In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Title Company (the "Designee") as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the "IRS") on IRS Form 1099-S; (2) to provide the Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

                                   ARTICLE 14
                               STATE REQUIREMENTS

      14.1 Radon Gas Disclosure. Pursuant to Section 404.056(8), Florida Statutes (1988) the following notification regarding radon gas is hereby made, and all parties executing this Agreement acknowledge receipt of this notification:

      Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

      IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first set forth above.

                                     SELLER:

                                    WEST PALM BEACH CONCOURSE ASSOCIATES, a
                                    Florida general partnership

                                    By:   PaineWebber Income Properties Seven
                                          Limited Partnership, a Delaware
                                          limited partnership, a general
                                          partner

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, Managing General
                                                Partner


                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President

                                    By:   Seventh Income Properties Fund,
                                          Inc., a Delaware corporation, a
                                          general partner



                                          By:  /s/ Rock M. D'Errico
                                               --------------------
                                          Name:  Rock M. D'Errico
                                          Title:  Vice President

                                     BUYER:

                                    SUSI ENTERPRISES, INC. a Florida
                                    corporation


                                    By:  /s/ Samuel Susi
                                         ---------------
                                    Name:  Samuel Susi
                                    Title:  President

      JOINDER BY TITLE COMPANY

      First American Title Insurance Company, referred to in this Agreement as the Escrow Agent, hereby acknowledges that it received this Agreement executed by Seller and Buyer on the 7th day of August, 1998, and accepts the obligations of the Escrow Agent as set forth herein. It further acknowledges that it received the Deposit on the 14th day of August, 1998. The Escrow Agent agrees to deposit the Deposit and to distribute the Escrowed Amount in accordance with the terms and provisions of this Agreement.

                              ESCROW AGENT:
                              First American Title Insurance Company

                              By:  /s/ Harry G. Stoddard
                                   ---------------------
                              Name:  Harry G. Stoddard
                              Title: Vice President and Counsel
                              Date:  August 18, 1998

                                 FIRST AMENDMENT
                                       TO
                                PURCHASE AND SALE


      This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into between WEST PALM BEACH CONCOURSE ASSOCIATES, a Florida general partnership ("Seller"), and SUSI ENTERPRISES, INC., a Florida corporation ("Buyer") as of October 9, 1998.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of August 14, 1998 (the "Agreement") for that certain property known as Concourse Shopping Plaza located in West Palm Beach, Palm Beach County, Florida (the "premises");

      WHEREAS, Seller and Buyer desire to amend the Agreement to extend the Closing Date;

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

Sellerand Buyer each confirms the truth and accuracy of the recitals, each of which are made part of this Amendment.

All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

Section 7.3 of the Agreement is hereby modified as follows:

      The first sentence of Section 7.3 is deleted in its entirety and the following sentence is added in replacement of that deleted sentence:

            "Subject to Seller's right to extend the Closing Date as provided in
            Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur through an escrow closing arrangement on October 30, 1998 (the "Closing Date"), through the escrow closing arrangement substantially as set forth in the Form of Escrow Closing Instructions attached hereto Exhibit F."

Exceptas modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.


                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first said above.

                                     SELLER:

                                    WEST PALM BEACH CONCOURSE ASSOCIATES, a
                                    Florida general partnership

                                    By:   PaineWebber Income Properties Seven
                                          Limited Partnership, a Delaware
                                          limited partnership, a general
                                          partner

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, its managing
                                                general partner

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                       and

                                    By:   Seventh Income Properties Fund,
                                          Inc., a Delaware corporation, a
                                          general partner


                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President


                                     BUYER:

                                    SUSI ENTERPRISES, INC., a Florida
                                      corporation



                                    By:   /s/ Samuel Susi
                                          ---------------
                                          Samuel Susi, President

                                SECOND AMENDMENT
                                       TO
                                PURCHASE AND SALE


      This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into between WEST PALM BEACH CONCOURSE ASSOCIATES, a Florida general partnership ("Seller"), and SUSI ENTERPRISES, INC., a Florida corporation ("Buyer") as of November 3, 1998.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of August 14, 1998, as amended by First Amendment to Purchase and Sale Agreement dated October 9, 1998 (the "Agreement") for that certain property known as Concourse Shopping Plaza located in West Palm Beach, Palm Beach County, Florida (the "premises");

      WHEREAS, Seller and Buyer desire to further amend the Agreement to extend the Closing Date;

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

Sellerand Buyer each confirms the truth and accuracy of the recitals, each of which are made part of this Amendment.

All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

Section 7.3 of the Agreement is hereby modified as follows:

      The first sentence of Section 7.3 is deleted in its entirety and the following sentence is added in replacement of that deleted sentence:

            "Subject to Seller's right to extend the Closing Date as provided in
            Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur through an escrow closing arrangement on November 6, 1998 (the "Closing Date"), through the escrow closing arrangement substantially as set forth in the Form of Escrow Closing Instructions attached hereto Exhibit F."

Exceptas modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.


                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first said above.

                                     SELLER:

                                    WEST PALM BEACH CONCOURSE ASSOCIATES, a
                                    Florida general partnership

                                    By:   PaineWebber Income Properties Seven
                                          Limited Partnership, a Delaware
                                          limited partnership, a general
                                          partner

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, its managing
                                                general partner

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                       and

                                    By:   Seventh Income Properties Fund,
                                          Inc., a Delaware corporation, a
                                          general partner


                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                     BUYER:

                                    SUSI ENTERPRISES, INC., a Florida
                                      corporation



                                    By:   /s/ Samuel Susi
                                          ---------------
                                          Samuel Susi, President

                                 THIRD AMENDMENT
                                       TO
                                PURCHASE AND SALE


      This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is entered into between WEST PALM BEACH CONCOURSE ASSOCIATES, a Florida general partnership ("Seller"), and SUSI ENTERPRISES, INC., a Florida corporation ("Buyer") as of November 6, 1998.

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement executed by Buyer and Seller effective as of August 14, 1998, as amended by First Amendment to Purchase and Sale Agreement dated October 9, 1998, and as further amended by Second Amendment to Purchase and Sale Agreement dated November 3, 1998 (the "Agreement") for that certain property known as Concourse Shopping Plaza located in West Palm Beach, Palm Beach County, Florida (the "premises");

      WHEREAS, Seller and Buyer desire to further amend the Agreement to extend the Closing Date;

      NOW, THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

Sellerand Buyer each confirms the truth and accuracy of the recitals, each of which are made part of this Amendment.

All initial capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

Section 7.3 of the Agreement is hereby modified as follows:

      The first sentence of Section 7.3 is deleted in its entirety and the following sentence is added in replacement of that deleted sentence:

            "Subject to Seller's right to extend the Closing Date as provided in
            Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the "Closing") shall occur through an escrow closing arrangement on November 9, 1998 (the "Closing Date"), through the escrow closing arrangement substantially as set forth in the Form of Escrow Closing Instructions attached hereto Exhibit F."

Exceptas modified hereby, the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one agreement. In order to expedite the execution of this Amendment, a facsimile signature shall be binding and have the same effect as an original signature.


                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first said above.

                                     SELLER:

                                    WEST PALM BEACH CONCOURSE ASSOCIATES, a
                                    Florida general partnership

                                    By:   PaineWebber Income Properties Seven
                                          Limited Partnership, a Delaware
                                          limited partnership, a general
                                          partner

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, its managing
                                                general partner

                                                By:   /s/ Rock M. D'Errico
                                                      --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                       and

                                    By:   Seventh Income Properties Fund,
                                          Inc., a Delaware corporation, a
                                          general partner


                                          By:  /s/ Rock M. D'Errico
                                               --------------------
                                          Name: Rock M. D'Errico
                                          Title: Vice President


                                     BUYER:

                                    SUSI ENTERPRISES, INC., a Florida
                                      corporation



                                    By:   /s/ Samuel Susi
                                          ---------------
                                          Samuel Susi, President

This instrument prepared by:

GOODWIN, PROCTER & HOAR LLP
Exchange Place
Boston, MA 02109

                              SPECIAL WARRANTY DEED


      This special warranty deed, made this 10th day of November, 1998, between WEST PALM BEACH CONCOURSE ASSOCIATES, a Florida general partnership, with an address c/o PaineWebber Income Properties Seven Limited Partnership, 265
Franklin Street, Boston, Massachusetts 02110 ("Grantor"), and WPB CONCOURSE PLAZA, L.C., a Florida limited liability company, with an address c/o Samuel Susi, Esq., 551 N.W. 77th Street, Suite 109, Boca Raton, Florida 33487 ("Grantee").

      WITNESSETH, that, Grantor, for and in consideration of the sum of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00), lawful money of the United States of America, to Grantor in hand paid by Grantee, at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, granted, bargained, sold, aliened, remised, released, conveyed and confirmed, and by these presents do grant, bargain, sell, alien, remise, release, convey and confirm unto Grantee, its heirs and assigns forever, all the parcel of land, situated, lying and being in the County of Palm Beach, State of Florida, and being more particularly described on Exhibit A attached hereto (the "Premises"):

      Together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and also all the estate right, title, interest, dower and right of dower, separate estate, property, possession, claim and demand whatsoever, as well as in equity, of Grantor, of in and to the same, and every part and parcel thereof, with the appurtenances.

      To have and to hold the above granted, bargained and described Premises with the appurtenances, unto Grantee, its heirs and assigns, to its own proper use and benefit forever.

      And Grantor, for itself and for its heirs, personal representatives and administrators, does covenant, promise and agree to and with Grantee, its heirs and assigns, that Grantor, at the time of the ensealing and delivery of these presents, is lawfully seized of and in all and singular the above granted, bargained and described Premises, with the appurtenances, and Grantor has good right, full power and lawful authority to grant, bargain, sell and convey the same in manner and form aforesaid. And Grantee, its heirs and assigns, shall and may at all times hereafter peaceably and quietly have, hold, use, occupy, possess and enjoy the above granted Premises and every part and parcel thereof, with the appurtenances, without any let, suit, trouble, molestation, eviction or disturbance of Grantor, its heirs or assigns, or of any other person or persons lawfully claiming or to claim the same, by, through and under Grantor.

      And Grantor, for itself and for its heirs, warrants the above described and hereby granted and released Premises, and every part and parcel thereof, with the appurtenances, unto Grantee, its heirs and assigns, against Grantor, its heirs, and against all and every person or persons whomsoever lawfully claiming or to claim the same, by, through and under Grantor, shall and will warrant and by these presents forever defend.

      IN WITNESS WHEREOF, Grantor has hereunto set its hand and seal on the day and year first above written.

Signed, sealed and delivered in the presence of:

                                          WEST PALM BEACH CONCOURSE
                                          ASSOCIATES, a Florida general
                                          partnership

                                          By:   PaineWebber Income Properties
                                                Seven Limited Partnership, a
                                                Delaware limited partnership,
                                                a general partner

                                                By:   Seventh Income
                                                      Properties Fund, Inc.,
                                                      a Delaware corporation,
                                                      its managing general
                                                      partner

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title:   Vice President

                                                By:   Seventh Income
                                                Properties Fund, Inc., a
                                                Delaware corporation, a
                                                general partner

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title:   Vice President

                                 CONCOURSE PLAZA
                            WEST PALM BEACH, FLORIDA

                            ASSIGNMENT AND ASSUMPTION
                          OF LEASES AND TENANT DEPOSITS


      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND TENANT DEPOSITS (this "Assignment") is entered into as of the 10th of November, 1998, between West Palm Beach Concourse Associates ("Assignor"), a Florida general partnership with an address c/o PaineWebber Income Properties Seven Limited Partnership, 265 Franklin Street, Boston, Massachusetts 02110 and WPB CONCOURSE PLAZA, L.C. ("assignee"), a Florida limited liability company, with an address c/o Samuel Susi, Esq., 551 N.W. 77th Street, Suite 109, Boca Raton, Florida 33487.

      1. Real Property. The "Real Property" means the land located in the City of West Palm Beach in the County of Palm Beach, State of Florida, commonly known as "Concourse Plaza," being more particularly described on Exhibit "A" attached hereto and made a part hereof (the "land"), and buildings, structures and other improvements situated upon the Land and all other fixtures, systems and facilities owned by Assignor and now located thereon (collectively, the "Improvements") and the rights appurtenant thereto.

      2. Leases. The "Leases" means those leases, tenancies, rental agreements and occupancy agreements affecting the Real Property and which are described in Exhibit B attached to this Assignment.

      3. Tenant Deposits. "Tenant Deposits" means those security deposits and prepaid rents held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered. The Tenant Deposits are set forth on attached Exhibit C.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Tenant Deposits.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases which are applicable to the period and required to be performed from and after the date hereof. Assignee further assumes all liability of Assignor for the proper refund or return of the Tenant Deposits, to the extent Assignee received a credit at the closing of the transaction, if, when and as required by the Leases.

      6. Attorneys' Fees. If either Assignee or Assignor, or their respective successors or assigns, files suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      8. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                    ASSIGNOR:
                                    WEST PALM BEACH CONCOURSE ASSOCIATES, a
                                    Florida general partnership

                                    By:   PaineWebber Income Properties Seven
                                    Limited Partnership, a Delaware limited
                                    partnership, a general partner

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, its managing
                                                general partner

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                    By:   Seventh Income Properties Fund,
                                    Inc., a Delaware corporation, a general
                                     partner


                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                    ASSIGNEE:

                                    WPB CONCOURSE PLAZA, L.C., a Florida
                                    limited liability company

                                    By: WPBCP, INC., a Florida corporation,
                                          its managing partner


                                          By:  /s/ Samuel Susi
                                               ---------------
                                          Name: Samuel Susi
                                          Title: President

                                 CONCOURSE PLAZA
                            WEST PALM BEACH, FLORIDA

                            ASSIGNMENT AND ASSUMPTION
                              OF PROPERTY CONTRACTS

      THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is entered into as of the 10th day of November, 1998, between West Palm Beach Concourse Associates, a Florida general partnership, ("Assignor"), with an address c/o
PaineWebber Income Properties Seven Limited Partnership, 265 Franklin Street, Boston, Massachusetts 02110 and WPB CONCOURSE PLAZA, L.C. ("Assignee"), a Florida limited liability company, having an address c/o Samuel Susi, Esq., 551 N.W. 77th Street, Suite 109, Boca Raton, Florida 33487.

      1. Real Property. The "Real Property" means the land located in the City of West Palm Beach in the County of Palm Beach, State of Florida, commonly known as "Concourse Plaza," being more particularly described on Exhibit A attached hereto and made a part hereof (the "Land"), and the buildings, structures and other improvements situated upon the Land and all other fixtures, systems and facilities owned by Assignor and now located thereon (collectively, the "improvements") and the rights appurtenant thereto.

      2. Property Contracts. "Property Contracts" shall mean all of Assignor's rights, if any, in the contracts listed on Exhibit B attached hereto, being all service, supply and equipment rental, management, operating and leasing contracts affecting the Property, to the extent that Assignor is entitled to transfer the same to Assignee.

      3. Lender  Escrows.  "Lender  Escrows"  shall mean any escrows or reserves held by or on behalf of LaSalle National Bank, as Trustees for American Southwest Financial Security Corp. Series 1995-C1 (successor to Column Financial, Inc.) ("Lender") related to (i) a certain Promissory Note in the original principal amount of $1,750,000 dated January 10, 1995 from Assignor to Lender and (ii) all other documents executed in connection with said Promissory Note. The Lender Escrows and the current balances held in such Lender Escrows are set forth in attached Exhibit C.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Property Contracts and the Lender Escrows.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor under the Property Contracts which are applicable to the period and required to be performed from and after the date of this Assignment.

      6. Attorneys' Fees. If either Assignee or Assignor or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      8. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                    ASSIGNOR:
                                    WEST PALM BEACH CONCOURSE ASSOCIATES, a
                                    Florida general partnership

                                    By:   PaineWebber Income Properties Seven
                                          Limited Partnership, a Delaware
                                          limited partnership, a general
                                          partner

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, its managing
                                                general partner

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                    By:   Seventh Income Properties Fund,
                                          Inc., a Delaware corporation, a
                                          general partner


                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                    ASSIGNEE:

                                    WPB CONCOURSE PLAZA, L.C., a Florida
                                    limited liability company

                                    By: WPBCP, INC., a Florida corporation,
                                          its managing partner


                                          By:  /s/ Samuel Susi
                                               ---------------
                                          Name: Samuel Susi
                                          Title: President

                                 CONCOURSE PLAZA
                            WEST PALM BEACH, FLORIDA


                                  BILL OF SALE

      THIS BILL OF SALE (this "Bill of Sale") is dated as of the 10th day of November, 1998, by West Palm Beach Concourse Associates ("Seller"), a Florida general partnership having an address c/o PaineWebber Income Properties Seven Limited Partnership, 265 Franklin Street, Boston, Massachusetts 02110, in favor of WPB CONCOURSE PLAZA, L.C. ("Purchaser"), a Florida limited liability company, having an office c/o Samuel Susi, Esq., 551 N.W. 77th Street, Suite 109, Boca Raton, Florida 33487.

      1. Real Property. The "Real Property" shall mean the land located in the City of West Palm Beach in the County of Palm Beach, State of Florida, commonly known as "Concourse Plaza," being more particularly described on Exhibit A attached hereto and made a part hereof (the "Land"), and the buildings, structures and other improvements situated upon the Land and all fixtures, systems and facilities owned by Seller and now located thereon (collectively, the "Improvements") and the rights appurtenant thereto.

      2. Personal Property. The "Personal Property" shall mean all of Seller's right, title and interest, if any, in all personal property owned by Seller located at the Real Property, including all furniture, carpeting, appliances, equipment, machinery, inventories, supplies, signs and other tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, but specifically excluding (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

      3. Intangible Property. The "Intangible Property" shall mean all of Seller's right, title and interest, if any, in all intangible assets of any nature relating to the Land, the Improvements or the Personal Property, including, without limitation, all of Seller's right, title and interest in all
(i) warranties and guaranties relating to the Improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property, (iii) all logos and trade names currently used by Seller exclusively in the operation of the Land and Improvements, including the use of the name Concourse Plaza, and (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

      4. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property and the Intangible Property to Purchaser.

      5. As Is. The Personal Property and Intangible Property are sold, transferred and delivered by Seller and hereby accepted by Purchaser in their current "as is" condition, without any warranties, covenants or representations by Seller. Without limiting the generality of the foregoing, the Personal Property are transferred, sold and delivered without any express or implied warranty of merchantability or fitness.

      6.   Counterparts.   This  Bill  of  Sale  may  be  executed  in  multiple
counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

      IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.


                                    WEST PALM BEACH CONCOURSE ASSOCIATES, a
                                    Florida general partnership

                                    By:   PaineWebber Income Properties Seven
                                          Limited Partnership, a Florida
                                          limited Partnership, a general
                                          partner

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, its managing
                                                general partner

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                                          By:   Seventh Income Properties
                                                Fund, Inc., a Delaware
                                                corporation, a general partner


                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                Name: Rock M. D'Errico
                                                Title: Vice President

                             FINAL CLOSING STATEMENT

SELLER(s):  West Palm Beach Concourse Associates
BUYER(s):   WPB Concourse Plaza, L.C.
PROPERTY:   Concourse Plaza
DATE:       November 9, 1998 (prorations as of 11:59 P.M. on November 8, 1998)

                                             Purchaser's         Seller's
                                             Credits             Credits
                                             -------             -------

Purchase Price                                                   $2,000,000.00
Deposit (exclusive of all interest
thereon, which shall be paid to
Purchaser by Escrow Agent)                  $  100,000.00
Credit for Indemnification Agreement           100,000.00
Credit for Tree Trimming                         2,838.00
Proration of Real Property Taxes
(based on 1998 taxes at November
discount of $84,606.91; 312 days
at $231.80 per diem)                            72,321.60

Proration of Personal  Property Taxes
(based on 1998 taxes at November
discount of $192.97; 312 days
at $0.529 per diem)                                165.05

Assumption of Loan (Includes
11/98 payment)
   Principal Balance                         1,538,697.03
   Interest (11/1 to 11/8)
   ($1,538,697.03 x 11.12%
   360 day year)                                 3,802.29
   Real Estate Tax Escrow                                            86,093.38
   Insurance Escrow                                                   4,766.07

Proration of Rent actually received
by Seller for November, 1998 and
allocable to the period
from and after the Closing Date                 14,604.26

Prepaid Rents                                    5,499.19
Credit for Security Deposits                         0.00
                                            -------------        -------------
   Subtotals                                $1,837,927.42        $2,090,859.45

Funds due to Seller from Purchaser
at Closing                                     252,932.03
                                            -------------        -------------


   TOTALS                                   $2,090,859.45        $2,090,859.45
                                            =============        =============

Cash Due to Seller:
   Deposit                                                        $100,000.00
   Funds due to Seller
     from Purchaser at Closing                                     252,932.03

Closing Costs to be paid on behalf of Seller:
   Lender's Costs
   Bal. Lender's Atty's fees & Costs           ($2,000.00)
   Assumption Fee                               (7,500.00)
   Lender's Administration Fee                    (125.00)

   Recording Costs
   Documentary Stamps - Deed                   (14,000.00)
   Documentary Stamps - Loan Assump.            (5,385.45)
   Recording fees                                 (200.00)

   Brokerage Costs
   Brokerage Commission - RJS/Jackson          (90,000.00)

   Title Costs
   First American Title Insurance Co. -
    Owner's Title Insurance Premium on
    $2,000 of Coverage(8,475.00)
     1/2 Escrow Fees                              (375.00)
                                             ------------
Total Closing Costs                          $(128,060.45)        (128,060.45)
                                                                  -----------

Net Disbursement to Seller                                        $224,871.58
                                                                  ===========